                                                                    Exhibit 21.1

                              THE MILLS CORPORATION
                                  SUBSIDIARIES
                                  July 7, 2003

                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
1199240 ONTARIO INC.                                             Ontario, Canada
ARIZONA MILLS SPE CORP.                                              Delaware
ARIZONA MILLS SPE, L.L.C.                                            Delaware
ARIZONA MILLS, L.L.C.                                                Delaware
ARUNDEL FINANCE, L.L.C.                                              Delaware
ARUNDEL MILLS LIMITED PARTNERSHIP                                    Delaware
ARUNDEL MILLS RESIDUAL FINANCE, L.L.C.                               Delaware
ARUNDEL MILLS RESIDUAL LIMITED PARTNERSHIP                           Delaware
ARUNDEL MILLS RESIDUAL, L.L.C.                                       Delaware
ARUNDEL MILLS SPE CORP.                                              Delaware
ARUNDEL MILLS, L.L.C.                                                Delaware
BLOCK 37, L.L.C.                                                     Delaware
BROWARD MALL INVESTORS, L.P.                                         Delaware
BROWARD MALL LIMITED PARTNERSHIP                                     Delaware
BROWARD MALL OPERATING COMPANY, L.L.C.                               Delaware
CANDLESTICK MILLS LIMITED Partnership                                Delaware
CANDLESTICK MILLS, L.L.C.                                            Delaware
CINCINNATI MILLS, L.L.C.                                             Delaware
COBB PLACE ASSOCIATES, L.P.                                          Georgia
COLORADO MILLS LIMITED PARTNERSHIP                                   Delaware           Lakewood Colorado Mills Limited
                                                                                        Partnership (CO)
COLORADO MILLS RESIDUAL LIMITED PARTNERSHIP                          Delaware
COLORADO RETAIL DEVELOPMENT COMPANY, L.L.C.                          Delaware
COMMONWEALTH INVESTORS, INC.                                         Delaware
CONCORD MILLS LIMITED PARTNERSHIP                                    Delaware
CONCORD MILLS MALL GP, L.L.C.                                        Delaware
CONCORD MILLS MALL LIMITED PARTNERSHIP                               Delaware
CONCORD MILLS RESIDUAL III LIMITED PARTNERSHIP                       Delaware           Delaware Concord Mills Residual III
                                                                                        Limited Partnership (NC)
CONCORD MILLS RESIDUAL III, L.L.C.                                   Delaware
CONCORD MILLS RESIDUAL LIMITED PARTNERSHIP                           Delaware
CONCORD MILLS RESIDUAL, L.L.C.                                       Delaware           Delaware Concord Mills, Residual, L.L.C.
                                                                                        (NC)
CONCORD MILLS SPE CORP.                                              Delaware
CONCORD MILLS, L.L.C.                                                Delaware           Delaware Concord Mills, L.L.C. (NC)
COVIFA LUXEMBOURG INTERNATIONAL S.A R.L.                            Luxembourg
CROSSWINDS CENTER ASSOCIATES OF ST. PETERSBURG (MLP)           District of Columbia
LIMITED PARTNERSHIP
CROSSWINDS CORP.                                                     Delaware
CROSSWINDS L.L.C.                                                    Delaware           Crosswinds L.L.C. of DE, L.C. (FL)
DEL AMO MILLS LIMITED PARTNERSHIP                                    Delaware
DEL AMO MILLS RESIDUAL LIMITED PARTNERSHIP                           Delaware
DEL AMO MILLS RESIDUAL, L.L.C.                                       Delaware
DEL AMO MILLS SPE CORP.                                              Delaware
DEL AMO MILLS, L.L.C.                                                Delaware
DENVER WEST HOLDING COMPANY, L.L.C.                                  Delaware
DOVER COMMONS INVESTORS, L.P.                                        Delaware

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
                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
DOVER COMMONS LIMITED PARTNERSHIP                                    Delaware
DOVER COMMONS OPERATING COMPANY, L.L.C.                              Delaware
DOVER COMMONS SPE CORP.                                              Delaware
DOVER MALL II LIMITED PARTNERSHIP                                    Delaware
DOVER MALL II OPERATING COMPANY, L.L.C.                              Delaware
DOVER MALL INVESTORS, L.P.                                           Delaware
DOVER MALL LIMITED PARTNERSHIP                                       Delaware
DOVER MALL OPERATING COMPANY, L.L.C.                                 Delaware
DOVER MALL RESIDUAL I LIMITED PARTNERSHIP                            Delaware
DOVER MALL RESIDUAL I, L.L.C.                                        Delaware
DOVER MALL SPE CORP.                                                 Delaware
ESPLANADE MALL INVESTORS, L.P.                                       Delaware
ESPLANADE MALL LIMITED PARTNERSHIP                                   Delaware
ESPLANADE MALL OPERATING COMPANY, L.L.C.                             Delaware
ESPLANADE MALL RESIDUAL I LIMITED PARTNERSHIP                        Delaware
ESPLANADE MALL RESIDUAL I, L.L.C.                                    Delaware
ESPLANADE MALL SPE CORP.                                             Delaware
FASHION CENTER ASSOCIATES OF ILLINOIS NO. 1 (MLP) LIMITED            Illinois
PARTNERSHIP
FASHION CENTER CORP.                                                 Delaware
FASHION CENTER L.L.C.                                                Delaware
FINE FURNITURE HOLDINGS, LLC                                         Delaware           Delaware Fine Furniture Holdings, LLC (TX)
FOODBRAND COLORADO, L.L.C.                                           Delaware
FOODBRAND FRANKLIN MILLS, L.L.C.                                     Delaware
FOODBRAND HOLDINGS, L.L.C.                                           Delaware
FOODBRAND KENTUCKY, L.L.C.                                           Delaware
FOODBRAND MANAGEMENT COMPANY, L.L.C.                                 Delaware
FOODBRAND SERVICES, INC.                                             Delaware
FOODBRAND ST. LOUIS, L.L.C.                                          Delaware
FOODBRAND, L.L.C.                                                    Delaware
FRANKLIN MILLS ASSOCIATES LIMITED PARTNERSHIP                  District of Columbia
FRANKLIN MILLS GP, INC.                                              Delaware
FRANKLIN MILLS RESIDUAL CORP.                                        Delaware
FRANKLIN MILLS RESIDUAL LIMITED PARTNERSHIP                    District of Columbia
FRANKLIN MILLS, L.L.C.                                               Delaware
GERMANTOWN CORP.                                                     Delaware
GERMANTOWN DEVELOPMENT ASSOCIATES (MLP) LIMITED                      Maryland
PARTNERSHIP
GERMANTOWN DEVELOPMENT ASSOCIATES L.L.C.                             Delaware           Maryland Germantown Development
                                                                                        Associates L.L.C. (MD)
GOLOBER, B.V.                                                      Netherlands
GRAPEVINE MILLS DEVELOPMENT COMPANY, L.L.C.                          Delaware
GRAPEVINE MILLS FINANCE CORP.                                        Delaware
GRAPEVINE MILLS II LIMITED PARTNERSHIP                               Delaware
GRAPEVINE MILLS II SPE CORP.                                         Delaware
GRAPEVINE MILLS III LIMITED PARTNERSHIP                              Delaware
GRAPEVINE MILLS III SPE CORP.                                        Delaware
GRAPEVINE MILLS IV LIMITED PARTNERSHIP                               Delaware
GRAPEVINE MILLS IV SPE CORP.                                         Delaware
GRAPEVINE MILLS LIMITED PARTNERSHIP                                  Delaware
GRAPEVINE MILLS OPERATING COMPANY II, L.L.C.                         Delaware
GRAPEVINE MILLS OPERATING COMPANY III, L.L.C.                        Delaware

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
                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
GRAPEVINE MILLS OPERATING COMPANY IV, L.L.C.                         Delaware
GRAPEVINE MILLS OPERATING COMPANY V, L.L.C.                          Delaware
GRAPEVINE MILLS OPERATING COMPANY, L.L.C.                            Delaware
GRAPEVINE MILLS RESIDUAL LIMITED PARTNERSHIP                         Delaware           Delaware Grapevine Mills Residual Limited
                                                                                        Partnership (TX)
GRAPEVINE MILLS RESIDUAL OPERATING COMPANY, L.L.C.                   Delaware
GRAPEVINE MILLS V LIMITED PARTNERSHIP                                Delaware
GRAPEVINE MILLS V SPE CORP.                                          Delaware
GURNEE MILLS L.L.C.                                                  Delaware
GURNEE MILLS OPERATING COMPANY, L.L.C.                               Delaware
GWINNETT CORP.                                                       Delaware
GWINNETT L.L.C.                                                      Delaware           Gwinnett L.L.C. (Delaware) (GA)
GWINNETT MARKETFAIR ASSOCIATES LIMITED PARTNERSHIP                   Georgia
GWINNETT PLACE ASSOCIATES, L.P.                                      Georgia
HOUSTON DEVELOPMENT I L.P.                                            Texas
HUNT CLUB ROAD PROPERTIES ASSOCIATES LIMITED PARTNERSHIP             Illinois
JAHOLD B.V.                                                        Netherlands
KATY MILLS LIMITED PARTNERSHIP                                       Delaware
KATY MILLS MALL GP, L.L.C.                                           Delaware
KATY MILLS MALL LIMITED PARTNERSHIP                                  Delaware
KATY MILLS MALL SPE CORP.                                            Delaware
KATY MILLS RESIDUAL LIMITED PARTNERSHIP                              Delaware           Delaware Katy Mills Residual Limited
                                                                                        Partnership (TX)
KATY MILLS RESIDUAL, L.L.C.                                          Delaware
KATY MILLS, L.L.C.                                                   Delaware           Delaware Katy Mills, L.L.C. (TX)
LAKEWOOD COMMERCIAL DEVELOPMENT COMPANY, L.L.C.                      Delaware
LIBERTY PLAZA GP, INC.                                               Delaware
LIBERTY PLAZA LIMITED PARTNERSHIP                                    Delaware           Delaware Liberty Plaza Limited
                                                                                        Partnership (PA)
LIBERTY PLAZA, L.L.C.                                                Delaware
MADRID XANADU 2000 S.L.                                               Spain
MADRID XANADU 2003 S.L.                                               Spain
MADRID XANADU 2004 S.L.                                               Spain
MAINSTREET RETAIL LIMITED PARTNERSHIP                                Delaware           Mainstreet Retail Limited Partnership of
                                                                                        Delaware (TN)
MAINSTREET RETAIL, INC.                                              Delaware           Delaware Mainstreet Retail, Inc. (AZ)
                                                                                        Delaware Mainstreet Retail, Inc. (CO)
                                                                                        Delaware Mainstreet Retail, Inc. (MD)
                                                                                        Delaware Mainstreet Retail, Inc. (TX)
MAINSTREET VENTURES, INC.                                            Delaware           Delaware Mainstreet Ventures, Inc. (FL)
MANAGEMENT ASSOCIATES LIMITED PARTNERSHIP                            Delaware           Management Associates Limited Partnership
                                                                                        of Delaware (FL)
                                                                                        Management Associates Limited Partnership
                                                                                        of Delaware (TN)
MANUFACTURERS @ THE MILLS CORP.                                      Delaware
MEADOWLANDS MILLS L.L.C.                                             Delaware
MEADOWLANDS MILLS LIMITED PARTNERSHIP                                Delaware           Meadowlands Mills Limited Partnership of
                                                                                        Delaware (NJ)
MEI RETAIL HOLDINGS I, L.L.C.                                        Delaware

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
                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
MEI RETAIL HOLDINGS II, L.L.C.                                       Delaware
MILLS ATLANTA REALTY HOLDINGS II, L.L.C.                             Delaware
MILLS ATLANTA REALTY HOLDINGS, L.L.C.                                Delaware
MILLS CF HOLDINGS INVESTORS GP, L.L.C.                               Delaware
MILLS CF HOLDINGS RESIDUAL INVESTORS GP, L.L.C.                      Delaware
MILLS CF HOLDINGS RESIDUAL, L.P.                                     Delaware
MILLS CF HOLDINGS, L.P.                                              Delaware
MILLS CORPORATION FINANCE (LUXEMBOURG) S.A R.L.                     Luxembourg
MILLS ENTERPRISES, INC.                                              Delaware           Delaware Mills Enterprises, Inc. (CA)
                                                                                        Delaware Mills Enterprises, Inc. (VA)
MILLS GLOBAL II, L.L.C.                                              Delaware
MILLS GLOBAL SERVICES CORP.                                          Delaware
MILLS GLOBAL SERVICES OF SPAIN, S.L.                                  Spain
MILLS GLOBAL, L.L.C.                                                 Delaware
MILLS HOLDINGS II, L.P.                                              Delaware
MILLS HOLDINGS INVESTORS II GP, L.L.C.                               Delaware
MILLS INTERNATIONAL ACQUISITIONS (LUXEMBOURG) S.A R.L.              Luxembourg
MILLS LSO, L.L.C.                                                    Delaware
MILLS MANAGEMENT L.L.C.                                              Delaware           Mills Management L.L.C. L.C. (FL)
MILLS ONTARIO ACQUISITIONS, L.L.C.                                   Delaware
MILLS TEXAS ACQUISITIONS LIMITED PARTNERSHIP                         Delaware
MILLS TEXAS ACQUISITIONS, L.L.C.                                     Delaware           Delaware Mills Texas Acquisitions, L.L.C.
                                                                                        (TX)
MILLS TV CORP.                                                       Delaware
MILLS-KAN AM B.V.                                                  Netherlands
MILLS-KAN AM COLORADO LIMITED PARTNERSHIP                            Delaware
MILLS-KAN AM COLORADO RESIDUAL LIMITED PARTNERSHIP                   Delaware
MILLS-KAN AM PITTSBURGH LIMITED PARTNERSHIP                          Delaware
MILLS-KAN AM PITTSBURGH RESIDUAL LIMITED PARTNERSHIP                 Delaware
MILLSSERVICES CANADA CORP.                                           Ontario
MILLSSERVICES CORP.                                                  Delaware           Delaware MillsServices Corp. (CO)
                                                                                        MillsServices Corp. of Ohio (OH)
                                                                                        MillsServices Corp. of Virginia (VA)
MILLSSERVICES OF GRAPEVINE, INC.                                     Delaware
MOE'S BEVERAGE, INC.                                                  Texas             Moe's (TX)
MOUNT PROSPECT PLAZA (MLP) LIMITED PARTNERSHIP                       Illinois
MOUNT PROSPECT PLAZA CORP.                                           Delaware
MOUNT PROSPECT PLAZA L.L.C.                                          Delaware
MTS SERVICES OF TEMPE, L.L.C.                                        Delaware
NORTHPARK MALL INVESTORS, L.P.                                       Delaware
NORTHPARK MALL LIMITED PARTNERSHIP                                   Delaware
NORTHPARK MALL OPERATING COMPANY, L.L.C.                             Delaware
NORTHPARK MALL RESIDUAL I LIMITED PARTNERSHIP                        Delaware           Delaware Northpark Mall Residual I
                                                                                        Limited Partnership (MS)
NORTHPARK MALL RESIDUAL I, L.L.C.                                    Delaware
NORTHPARK MALL SPE CORP.                                             Delaware
ONTARIO MILLS FINANCE CORP.                                          Delaware
ONTARIO MILLS FINANCE, L.L.C.                                        Delaware
ONTARIO MILLS II LIMITED PARTNERSHIP                                 Delaware
ONTARIO MILLS II SPE CORP.                                           Delaware

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
                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
ONTARIO MILLS II, L.L.C.                                             Delaware
ONTARIO MILLS III LIMITED PARTNERSHIP                                Delaware
ONTARIO MILLS III SPE CORP.                                          Delaware
ONTARIO MILLS III, L.L.C.                                            Delaware
ONTARIO MILLS L.L.C.                                                 Delaware
ONTARIO MILLS LIMITED PARTNERSHIP                                    Delaware
ONTARIO MILLS RESIDUAL LIMITED PARTNERSHIP                           Delaware
ONTARIO MILLS RESIDUAL, L.L.C.                                       Delaware
OPRY MILLS MANAGER, L.L.C.                                           Delaware
OPRY MILLS OPERATING COMPANY, L.L.C.                                 Delaware
OPRY MILLS SPE CORP.                                                 Delaware
ORANGE CITY MILLS GP MEMBER, L.L.C.                                  Delaware
ORANGE CITY MILLS GP, L.L.C.                                         Delaware
ORANGE CITY MILLS II LIMITED PARTNERSHIP                             Delaware
ORANGE CITY MILLS II, L.L.C.                                         Delaware
ORANGE CITY MILLS LIMITED PARTNERSHIP                                Delaware
ORANGE CITY MILLS MEZZANINE GP, L.L.C.                               Delaware
ORANGE CITY MILLS MEZZANINE LIMITED PARTNERSHIP                      Delaware
ORANGE CITY MILLS MEZZANINE SPE CORP.                                Delaware
ORANGE CITY MILLS SPE CORP.                                          Delaware
PARQUE DE NIEVE MADRID, S.L.                                          Spain
PITTSBURGH MILLS LIMITED PARTNERSHIP                                 Delaware
PITTSBURGH MILLS RESIDUAL LIMITED PARTNERSHIP                        Delaware
PITTSBURGH MILLS, L.L.C.                                             Delaware
POTOMAC GURNEE SPE CORP.                                             Delaware
POTOMAC MILLS OPERATING COMPANY, L.L.C.                              Delaware
PREMISES PROVIDERS, INC.                                             Maryland
RIVERSIDE SQUARE LIMITED PARTNERSHIP                                 Delaware
RIVERSIDE SQUARE OPERATING COMPANY, L.L.C.                           Delaware
RIVERSIDE SQUARE SPE CORP.                                           Delaware
RON JON SURF SHOP SAWGRASS MILLS, L.L.C.                             Florida
RON JON SURF SHOP SOUTHERN CALIFORNIA, L.L.C.                        Florida
SAWGRASS MILLS PHASE II CORP.                                        Delaware
SAWGRASS MILLS PHASE II LIMITED PARTNERSHIP                          Delaware
SAWGRASS MILLS PHASE II SPE, L.L.C.                                  Delaware
SAWGRASS MILLS PHASE II, L.L.C.                                      Delaware
SAWGRASS MILLS PHASE III GP MEMBER, L.L.C.                           Delaware
SAWGRASS MILLS PHASE III GP, L.L.C.                                  Delaware
SAWGRASS MILLS PHASE III LIMITED PARTNERSHIP                         Delaware
SAWGRASS MILLS PHASE III MEZZANINE GP, L.L.C.                        Delaware
SAWGRASS MILLS PHASE III MEZZANINE LIMITED PARTNERSHIP               Delaware
SAWGRASS MILLS PHASE III MEZZANINE SPE CORP.                         Delaware
SAWGRASS MILLS PHASE III SPE CORP.                                   Delaware
SAWGRASS MILLS PHASE IV LIMITED PARTNERSHIP                          Delaware
SAWGRASS MILLS PHASE IV, L.L.C.                                      Delaware
SAWGRASS MILLS SPRINGING MEMBER CORP.                                Delaware
SAWGRASS SERVICE, L.L.C.                                             Delaware
SF PIERS 27-31, L.L.C.                                               Delaware
ST. LOUIS MILLS LIMITED PARTNERSHIP                                  Delaware
ST. LOUIS MILLS RESIDUAL LIMITED PARTNERSHIP                         Delaware
ST. LOUIS MILLS RESIDUAL, L.L.C.                                     Delaware           Delaware St. Louis Mills Residual, L.L.C.
                                                                                        (MO)

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
                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
ST. LOUIS MILLS, L.L.C.                                              Delaware           Delaware St. Louis Mills, L.L.C. (MO)
SUGARLOAF GWINNETT ENTERTAINMENT COMPANY, L.P.                       Delaware
SUGARLOAF MILLS LIMITED PARTNERSHIP                                  Delaware           Sugarloaf Mills Limited Partnership of
                                                                                        Georgia (GA)
SUGARLOAF MILLS RESIDUAL CORP.                                       Delaware
SUGARLOAF MILLS RESIDUAL LIMITED PARTNERSHIP                         Delaware
SUGARLOAF MILLS RESIDUAL, L.L.C.                                     Delaware
SUGARLOAF MILLS, L.L.C.                                              Delaware           Sugarloaf Mills, L.L.C. of Delaware (GA)
SUNRISE MILLS (MLP) LIMITED PARTNERSHIP                        District of Columbia
SUNRISE MILLS CORP.                                                  Delaware
SUNRISE MILLS L.L.C.                                                 Delaware           Sunrise Mills L.L.C. of Delaware (DC)
                                                                                        Sunrise Mills of Sunrise L.C. (FL)
SUNRISE MILLS/MLP, L.L.C.                                            Delaware
THE MILLS CORPORATION                                                Delaware           Delaware Mills Corporation (CA)
                                                                                        The Mills Corporation of Delaware (DC)
                                                                                        The Mills South Florida Corporation (FL)
                                                                                        Delaware Mills Corporation (GA)
                                                                                        Delaware Mills Corporation (IL)
                                                                                        Delaware Mills Corporation (MD)
                                                                                        Delaware Mills Corporation (MO)
                                                                                        Delaware Mills Corporation (NC)
                                                                                        Delaware Mills Corporation (PA)
                                                                                        The Delaware Mills Corporation (SC)
                                                                                        Grapevine Texas Mills Corporation (TX)
THE MILLS CORPORATION SPAIN B.V.                                   Netherlands
THE MILLS LIMITED PARTNERSHIP                                        Delaware           Delaware Mills Limited Partnership (AZ)
                                                                                        Delaware Mills Limited Partnership (CA)
                                                                                        The Delaware Mills Limited Partnership
                                                                                        (CO)
                                                                                        The Mills Limited Partnership of Delaware
                                                                                        (FL)
                                                                                        The Mills Limited Partnership (DE) (GA)
                                                                                        Delaware Mills (Concord) Limited
                                                                                        Partnership (NC)
                                                                                        Delaware Mills Limited Partnership, The
                                                                                        (PA)
                                                                                        The Mills Limited Partnership of Delaware
                                                                                        (TN)
                                                                                        The Delaware Mills Limited Partnership
                                                                                        (TX)

TMC MAINTENANCE COMPANY                                              Delaware
VAUGHAN MILLS ADVISORY SERVICES, INC.                                Delaware
VAUGHAN MILLS IRREVOCABLE GRANTOR TRUST                                N/A
WEC 99J-13 LLC                                                       Delaware
WEC 99J-15 LLC                                                       Delaware
WEC 99J-16 LLC                                                       Delaware
WEC 99J-17 LLC                                                       Delaware
WEC 99J-18 LLC                                                       Delaware
WEC 99J-2 LLC                                                        Delaware
WEC 99J-20 LLC                                                       Delaware
WEC 99J-23 LLC                                                       Delaware
WEC 99J-25 LLC                                                       Delaware

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
                           NAME                                  JURISDICTION OF                  FICTITIOUS NAME
                           ----                               FORMATION/ORGANIZATION              ---------------
                                                             -----------------------
WEC 99J-3 LLC                                                        Delaware
WEC 99J-32 LLC                                                       Delaware
WEC 99J-5 LLC                                                        Delaware
WEC 99J-61 LLC                                                       Delaware
WEC 99J-62 LLC                                                       Delaware
WEC 99J-65 LLC                                                       Delaware
WEC 99J-66 LLC                                                       Delaware
WEC 99J-68 LLC                                                       Delaware
WEC 99J-74 LLC                                                       Delaware
WEC 99J-78 LLC                                                       Delaware
WESTERN HILLS PLAZA CORP.                                            Delaware
WESTERN HILLS PLAZA L.L.C.                                           Delaware
WHITE PLAINS GALLERIA INVESTORS, L.P.                                Delaware
WHITE PLAINS GALLERIA LIMITED PARTNERSHIP                            Delaware
WHITE PLAINS GALLERIA OPERATING COMPANY, L.L.C.                      Delaware
WHITE PLAINS GALLERIA SPE CORP.                                      Delaware
WHITE PLAINS GALLERIA, INC.                                          Delaware
WPFC/MILLS DEVELOPMENT COMPANY, L.L.C.                               Delaware